                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                 --------------



                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 15, 2001
                                 --------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



          (Former name or former address, if changed since lastreport):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 The February 2001 monthly Certificateholder's Statements to investors were distributed March 15, 2001.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
Exhibit 20:

                 1.  February performance Summary
                 2.  Series 1996-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 3.  Series 1996-2 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 4.  Series 1996-3 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 5.  Series 1997-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 6.  Series 1997-2 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 7.  Series 1998-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 8.  Series 1998-3 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 9.  Series 1998-4 Class A and Class B Certificateholder's
                      Statements for the month of February 2001.
                 10. Series 1999-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 11. Series 1999-2 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 12. Series 1999-3 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 13. Series 2000-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 14. Series 2000-2 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 15. Series 2000-3 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 16. Series 2000-4 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 17. Series 2000-5 Class A and Class B Certificateholder's
                      Statements for the month of February 2001

                 18. Series 2001-1 Class A and Class B Certificateholder's
                      Statements for the month of February 2001
                 19. Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                     CAPITAL ONE MASTER TRUST

                                     By:  CAPITAL ONE BANK
                                          Servicer


                                     By:   /s/   David M. Willey
                                          -----------------------------------
                                           David M. Willey
                                           Senior Vice President of Corporate
                                           Financial Management
Date:  March 15, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                              -------------------





                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
-------           --------                                             -------------
    1             February performance Summary                               07

    2             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         09

    3             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         11

    4             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         13

    5             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         15

    6             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         17

    7             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         20

    8             Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         23

    9             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         26

    10            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         29

    11            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         31

    12            Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         33

    13            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         35

    14            Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         37

    15            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         39

    16            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         41

    17            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         43

    18            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2001         45

    19            Trust Excess Spread Analysis                               47